September 1, 2021

BNY MELLON ADVANTAGE FUNDS, INC.

- BNY Mellon Sustainable Balanced Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the third paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Nancy Rogers, CFA is the fund's primary portfolio manager for the portion of the fund's assets allocated to Mellon, a position she has held since April 2019. Ms. Rogers is a managing director and head of fixed income index portfolio management at Mellon.

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The following information supersedes and replaces the information in the sixth paragraph in the section "Fund Details – Management" in the prospectus:

Nancy Rogers, CFA is the fund's primary portfolio manager for the portion of the fund's assets allocated to Mellon, a position she has held since April 2019. Ms. Rogers is a managing director and head of fixed income index portfolio management at Mellon. She has been employed by Mellon or a predecessor company of Mellon since 1987.

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